UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 9, 2015

Digital Turbine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Guadalupe Street Suite # 302, Austin TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2015, the board of directors of Digital Turbine, Inc. (the "Company") granted options to purchase common stock ("Options") to each of William Stone, Chief Executive Officer, Andrew Schleimer, Executive Vice President and Chief Financial Officer, and James Alejandro, Chief Accounting Officer and Controller, at the closing price of the Company's common stock on December 9, 2015, as follows:

Name	Number of Options
William Stone	175,000
Andrew Schleimer	105,000
James Alejandro	35,000

The Options will vest over a four year term as follows: 50% vest at the 24-month anniversary of the Option grant date and 50% vest at the 48-month anniversary of the Option grant date.

The grants were made pursuant to the Company's 2011 Amended and Restated Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 11, 2015	Digital Turbine, Inc.

	By:	/s/ Andrew Schleimer
Andrew Schleimer
Executive Vice President, Chief Financial Officer